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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): December 20, 1996

Commission file number: 0-14271

                PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
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             (Exact name of Registrant as specified in its charter)

California                                             94-2949474
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(State or other jurisdiction                (I.R.S. Employer Identification No.)
 of incorporation or organization)

One Seaport Plaza, New York, New York 10292-0116
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(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 214-1016

                                      N/A
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   Former name, former address and former fiscal year, if changed since last report.

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Item 5. Other Events.

   Loans held by American General Life & Accident Insurance Company on two of the Registrant's properties, viz., Poplar Towers in Memphis, Tennessee and Montrose Office Park in Rockville, Maryland matured on October 1, 1996 and December 31, 1996, respectively. As a result, Registrant, on December 20, 1996, pursuant to a loan agreement dated December 13, 1996 with Wells Fargo Bank, N.A. (``WFB''), consolidated and refinanced all of the existing loans on the five properties owned by the Registrant (the ``Loan''). WFB held mortgages on Registrant's three remaining properties (Totem Valley in Kirkland, Washington; Gateway and Park Plaza in Sacramento, California).

   The Loan from WFB is in the amount of $26,650,000 (which approximates the total amount of the individual loans on each of the five properties). The Loan will mature on December 9, 1997 and bears interest at LIBOR + 3.5% reset monthly. The Loan is secured by Deeds of Trust on each of the respective properties and by security interests in the respective property's lease and rent, and equipment and fixtures contained therein.

Item 7. Financial Statements and Exhibits.

   (c) Exhibits.

   10(e) Loan Agreement by and among Registrant and Montrose Office Park Joint Venture (a joint venture which is indirectly wholly-owned by the Registrant), and Wells Fargo Bank, National Association, executed as of December 13, 1996.

   10(f) Amended, Restated and Consolidated Promissory Note dated December 13, 1996 in the amount of $26,650,000.00 by and among Registrant and Montrose Office Park Joint Venture and Wells Fargo Bank, National Association.

   10(g) Deed of Trust, With Absolute Assignment of Leases and Rents, Security Agreement, Assignment of Equipment Leases, Assignment of Permits and Fixture Filing dated December 13, 1996 by and among Registrant, American Securities Company, a corporation and Wells Fargo Bank, National Association relating to the property known as Park Plaza Professional Center, 1303 J Street, Sacramento, Sacramento County, California and to the property known as Gateway Executive Center, 801 12th Street, Sacramento, Sacramento County, California.

   10(h) Deed of Trust, With Absolute Assignment of Leases and Rents, Security Agreement, Assignment of Equipment Leases, Assignment of Permits and Fixture Filing dated December 13, 1996 by and among Registrant, Chicago Title Insurance Company, a Missouri corporation and Wells Fargo Bank, National Association relating to the property known as Totem Valley Business Center, 12800 N.E. 126th Place, Kirkland, King County, Washington.

   10(i) Amended and Restated Deed of Trust, With Absolute Assignment of Leases and Rents, Security Agreement, Assignment of Equipment Leases, Assignment of Permits and Fixture Filing dated December 13, 1996 by and among Montrose Office Park Joint Venture, Chicago Title Insurance Company,a Missouri corporation and Wells Fargo Bank, National Association relating to the property known as Montrose Office Park, 3200-3206 Tower Oaks Boulevard, Rockville, Montgomery County, Maryland.

   10(j) Deed of Trust, With Absolute Assignment of Leases and Rents, Security Agreement, Assignment of Equipment Leases, Assignment of Permits and Fixture Filing dated December 13, 1996 by and among Registrant, J. Richard Rossie, a resident of Shelby County, Tennessee and Wells Fargo Bank, National Association relating to the property known as Poplar Towers, 6263 Poplar Avenue, Memphis, Tennessee.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL-BACHE/EQUITEC REAL ESTATE PARTNERSHIP
(Registrant)

By: Prudential-Bache Properties, Inc.,
    General Partner
     By: /s/ C. A. Piskorowski                     Date: January 21, 1997
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     C. A. Piskorowski
     Senior Vice President
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